

Investor Presentation

Randy Fields

April 30, 2009

PARK CITY GROUP
trusted business solutions

Our Business
Consumer Driven Sales Optimization (CDSO)

- Improving the sales, profitability and cash flows of Retailers and their Suppliers
- We offer a broad suite of technology and services that help these trading partners align themselves to the consumer:
  - Shifting the inventory burden from the retailer to the supplier (Scan-Based Trading)
  - Giving the supplier information much like Wal-Mart "Retail Link" to reduce out of stocks and increase sales
  - Act as an independent 3rd party to help settle the financial transactions between them
  - Provide insights and action strategies to mutually improve their sales and profits (SCPL)
- Simply put, we convert information into cash

PARK CITY GROUP

The Inherent Supply Chain Problem

- **Suppliers sell to Retailers and are paid at the retailer's discretion. Inventory burden resides with retailer.**

- **The supply chain has little visibility and immense complexity. Suppliers only see what goes to the warehouse, not what is sold or is out of stock in the stores.**

Park City Group's CDSO Solution

Suppliers sell through Retailers to the consumer and are contractually paid upon sale. Inventory burden resides with supplier.

For the Hub, we provide an unobstructed view from the cash register to the factory floor.

Consumer Driven Sales Optimization™ is Unavoidable

- CDSO process generates an "alignment" of interests
- CDSO begins with the most important point in the Supply Chain - **the SALE** (scan)
- The innate inventory risk forces focus on better assortments, in-stocks and turns by supplier and retailer
- The Retailer's benefits and point of control drives suppliers to "go along"
- ***THE MISSING PIECE…A trusted independent advisor to manage the process***

Financial Performance Goals

Expand our business to deliver an EPS target of $1.00 per share in less than 3 years.

(In $Millions)		FY 2009 E		FY 2010 E		FY 2011 E		FY 2012 E
Base Revenue	$	10.2	$	10.4	$	10.9	$	11.8
SBT /CDSO (Hub)	$	-	$	1.1	$	5.5	$	14.3
Total Revenue	$	10.2	$	11.5	$	16.4	$	26.1
Fixed Costs	$	(7.65)	$	(6.9)	$	(7.1)	$	(7.3)
Variable Costs	$	(2.55)	$	(2.3)	$	(3.4)	$	(5.2)
Total Expense	$	(10.2)	$	(9.2)	$	(10.5)	$	(12.5)
EBITDA	$	-	$	2.3	$	5.9	$	13.6
Other	$	(6.7)	$	(1.6)	$	(1.2)	$	(0.6)
Net Income	$	(6.7)	$	0.7	$	4.7	$	13.0
Net Pre Tax Margin				6%		28%		50%
EPS (Fully Dil 13.0 mil shrs)	$	(0.52)	$	0.05	$	0.36	$	1.00

Fully diluted number of shares 3/31/08 = 13.0 mil

PARK CITY GROUP

Hub & Spoke Business Model

- **Hubs (Retailers) & Spokes (Wholesalers or Suppliers)**
- **Relationship can initiate from either retailer/wholesaler or supplier:**
  - o Retailer/Wholesaler = Economic
  - o Supplier = Strategic/Increase Distribution
- **PCG sells in more "services and products" over time**



Dean
RECYCLED
Paper Greetings
Dreyer's
BURPEE
HERR'S
Ahold
Sara Lee
PEPPERIDGE FARM
Remember what's good
SOURCE
INTERLINK
COMPANIES
Hallmark

Consumer Driven Sales Optimization™
Fully Integrated/Modular

Scan Based Trading

Suppliers invoice retailer for product after it is scanned at POS, or Point of "receipt" for gains in operational efficiencies. Retailers recognize and pay for inventory <u>**only**</u> as it is sold.

Inventory Optimization

Vendor managed inventory **(VMI)** – manage inventory and service levels at distribution centers.
Store level replenishment **(SLR)** – optimize inventory at retail stores

Demand & Distribution Planning

Leverage demand signals (historical POS, shipments and order data) to forecast future demand.
Plan replenishment requirements to Distribution Centers / Warehouses

Analytics & Business Performance

Analyze shrink, in-stock positions, sales performance, overstocks, etc. Visibility to execution issues and exceptions SKU Mix, Promo Optimization, Distribution Voids

Data Flow (←)

Manufacturing | **Supplier** | **Distributor** | **Store**

Product Flow (→)

PARK CITY GROUP

How The Retailer (Hub) Benefits

- Reduced Inventories - More Cash Less Debt
- Increased Sales
- Reduced Out-of-Stocks
- Labor Savings
- Improved Financial Condition
- Improved Accounting and Tracking Efficiencies
- Improved Customer Experience

PARK CITY GROUP

How The Supplier (Spoke) Benefits

- Improved Sales
- Reduced Financial Risk from Retailer Failures
- Increase in Efficiency of Promotional Spending
- Consumer Response Visibility
- Reduced Slotting Fees
- Better Demand Planning
- Accounting and Tracking Efficiencies
- Increased Sales Visibility

Our Target Market

- **All major retail channels**
  Grocery, specialty, home improvement, office supply, arts & crafts, sporting goods, electronics, etc.
- **All suppliers who support these channels**
  Clorox, Crayola, Warner Lambert, Johnson & Johnson, Titleist, Adidas, General Electric, Kraft Foods, 3M, etc.
- **All raw material, packaging, and source material providers to suppliers in these channels**

PARK CITY GROUP

Selected Current Retail Customers

TARGET
TESCO
COSTCO WHOLESALE
THE HOME DEPOT
Wawa
MEIJER
WinCo FOODS
Kroger
Winn Dixie
Walmart Save money. Live better.
Crate&Barrel
WILLIAMS-SONOMA
Sheetz
STOP & SHOP
Ahold
DODGE'S STORE EST. 1972
GIANT
WINN DIXIE the real deal
A&P
Bath & Body Works
BIG DOGS
RaceTrac
Wegmans helping you make great meals easy
C&S Wholesale Grocers
RITE AID
PACSUN
SPEEDY STOP
Farm Fresh
SHOPPERS
FOOD LION
Limitedbrands
KWIK TRIP
Shop 'n Save
Schnucks
BI-LO
VICTORIA'S SECRET
Biscuitville FRESH BISCUITS. FRIENDLY FOLKS.
Publix SUPER MARKETS
SUNOCO
shaw's
SeaWorld
bigg's
ROYAL FARMS Real Fresh. Real Fast.
McLane
CVS
SUPERVALU
Roche Bros.
UNIVERSAL Orlando RESORT
GIANT
Albertsons
TOPS Friendly Markets
SAFEWAY Ingredients for life...
Hornbacher's

PARK CITY GROUP

Selected Current Supplier Customers

- Perdue
- Dole
- Tropicana Pure Premium
- RugDoctor
- Hallmark
- Wyeth
- Kellogg's
- Minute Maid Premium
- BJ Alan
- Herr's
- Mrs Baird's
- Pepperidge Farm
- Earthbound Farm Organic
- Hood
- Monterey Mushrooms
- Entenmann's
- Schwebel's
- Bush's Best
- Dannon
- Dreyer's
- Edy's
- Sara Lee Bakery Group
- Tony's
- Friendly's
- SunnyD
- Wonder
- Borden
- Crayola
- Fresh Express
- Chiquita
- Unilever
- Russell Stover
- Flowers
- Martin's
- Sunbeam
- Freihofer's
- River Ranch
- Charter Baking Brands
- Dean Foods
- Marva Maid
- FritoLay
- Gopher News Company
- Rhodes Bake-N-Serv
- Schwan's
- Source Interlink Companies
- Paper Pak
- Swedish Match
- Little Debbie
- Wonder Classic
- Blue Bunny
- Gold Medal Bakery
- Country Kitchen

PARK CITY GROUP

Our Competitive Advantage

- **Patented, One-of-a-Kind Technology Platform**
  - $100 mil invested infrastructure acquired from Prescient acquisition in January 2009
- **Superior Sales and Operational Management Team with Deep Consumer Packaged Goods and Retailer Experience**
- **Board of Directors and Senior Management with C-level Access to Many Global Decision Makers**
- **Market Credibility and Experience Through Our Founder, Randy Fields of Mrs. Fields Cookies**

CDSO Product Pricing and Hub Value

- **A retailer in a Hub** is charged an average subscription of $100,000 per year
- **A supplier Spoke** in a Hub is charged an average subscription of $12,000 per year
- **The retailer** receives a 20% incentive rebate for the total supplier Spoke revenue
- **A typical Hub** has between 50 and 150 Supplier spokes
- **It takes approximately** 3 years for a Hub to mature
- **As a Hub matures**, we are able to sell our additional suite of products and services to both the Retailer and Supplier spokes

Annual Recurring Value – Per Hub	
Year 1	$ 100,000
Year 2	$ 400,000
Year 3	$ 750,000

PARK CITY GROUP

How We Get to $1.00 EPS

- Given the depth and breadth of our target market, we need a relatively small number of Hubs in order to achieve our goal
- As a Hub matures, we anticipate increased penetration of our base suite of products and services adding to base revenue
- We are a relatively fixed cost business, so net margin will grow
- Our transition towards a state of the art "cloud" environment insures that our capital costs will remain low

(In $Millions)	FY 2009 E		FY 2010 E		FY 2011 E		FY 2012 E	
Base Revenue	$	10.2	$	10.4	$	10.9	$	11.8
SBT /CDSO (Hub)	$	-	$	1.1	$	5.5	$	14.3
Total Revenue	$	10.2	$	11.5	$	16.4	$	26.1
Fixed Costs	$	(7.65)	$	(6.9)	$	(7.1)	$	(7.3)
Variable Costs	$	(2.55)	$	(2.3)	$	(3.4)	$	(5.2)
Total Expense	$	(10.2)	$	(9.2)	$	(10.5)	$	(12.5)
EBITDA	$	-	$	2.3	$	6.9	$	13.6
Other	$	(6.7)	$	(1.6)	$	(1.2)	$	(0.6)
Net Income	$	(6.7)	$	0.7	$	4.7	$	13.0
Net Pre Tax Margin				6%		28%		50%
EPS (Fully Dil 13.0 mil shrs)	$	(0.52)	$	0.06	$	0.36	$	1.00

PARK CITY GROUP

Existing Hubs

With 10 or More Supplier Connections

MEIJER — A Million Reasons. A Single Store.

TARGET

Farm Fresh MARKETS

WinCo FOODS

GIANT

Ahold

PARK CITY GROUP

Business Summary

- **Supply Chain and inventory control issues are real**, increasing (and especially in the present economic and credit climate) are a critical priority
- **Park City Group** is the trusted third party advisor with the proven solutions to accelerate the inevitable paradigm shift of responsibility of inventory and sales between the Retailer and Supplier
- **Park City Group** creates economic value by optimizing the supply chain for Retailers and Suppliers

PARK CITY GROUP

Financial Summary

- **Park City Group is beginning to demonstrate financial rewards**
  - Fiscal '09 (ending June) is expected to be EBITDA breakeven while still reporting negative net income
  - Fiscal '10 will be the financial breakout year with positive EBITDA and net income
    - Incremental revenue increases will result in disproportionate bottom line results
  - The early signs of the pending acceleration of financial results will be the signing on of additional Hubs

PARK CITY GROUP

Forward-Looking Statement

Statements in this presentation that relate to Park City Group's future plans, objectives, expectations, performance, events and the like are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the Securities Exchange Act of 1934. Future events, risks and uncertainties, individually or in the aggregate, could cause actual results to differ materially from those expressed or implied in these statements. Those factors could include changes in economic conditions that may change demand for the Company's products and services and other factors discussed in the "forward-looking information" section and the "risk factor" section of the management's discussion and analysis included in the Company's report on Form 10-K for the year ended June 30, 2008 and in any risk factors or cautionary statements contained in the Company's periodic reports on Form 10-Q or current reports on Form 8-K filed with the Securities and Exchange Commission. This presentation is comprised of interrelated information that must be interpreted in the context of all of the information provided and care should be exercised not to consider portions of this release out of context. Park City Group uses paid services of investor relations organizations to promote the Company to the investment community. Investments in any company should be considered speculative and prior to acquisition, should be thoroughly researched. Park City Group does not intend to update these forward-looking statements prior to announcement of quarterly or annual results.

IR Contact: Terri MacInnis
Bibicoff + MacInnis, Inc. 818.379.8500
terri@bibimac.com

PARK CITY GROUP